Exhibit 10.17

SECOND AMENDMENT TO COMBINED CREDIT AGREEMENTS

THIS SECOND AMENDMENT TO COMBINED CREDIT AGREEMENTS, dated as of January 11, 2005 (this “Amendment”), among QUICKSILVER RESOURCES INC., a Delaware corporation (the “U.S. Borrower”), MGV ENERGY INC., an Alberta, Canada corporation (the “Canadian Borrower”), each of the lenders that is a signatory to, or which becomes a signatory to, the U.S. Credit Agreement (together with its successors and assigns, the “U.S. Lenders”), each of the lenders that is a signatory to, or which becomes a signatory to, the Canadian Credit Agreement (together with its successors and assigns, the “Canadian Lenders”, and together with the U.S. Lenders, the “Combined Lenders”), JPMORGAN CHASE BANK, N.A. (successor by merger to Bank One, N.A.), as Global Administrative Agent (in such capacity, together with its successors in such capacity, the “Global Administrative Agent”), JPMORGAN CHASE BANK, N.A., TORONTO BRANCH (successor by merger to Bank One, N.A., Canada Branch), as Canadian Administrative Agent (in such capacity, together with its successors in such capacity, the “Canadian Administrative Agent”), BNP PARIBAS and BANK OF AMERICA, N.A., as Co-Global Syndication Agents, and FORTIS CAPITAL CORP. and THE BANK OF NOVA SCOTIA, as Co-Global Documentation Agents.

W I T N E S S E T H:

1. The U.S. Borrower, the Global Administrative Agent, the Co-Global Syndication Agents, the Co-Global Documentation Agents, and the U.S. Lenders are parties to that certain Credit Agreement dated as of July 28, 2004, as amended by that certain First Amendment to Combined Credit Agreements dated as of September 21, 2004 ( as amended, the “U.S. Credit Agreement”), pursuant to which the U.S. Lenders agreed to make loans to and extensions of credit on behalf of the U.S. Borrower.

2. The Canadian Borrower, the Global Administrative Agent, the Canadian Administrative Agent, the Co-Global Syndication Agents, the Co-Global Documentation Agents, and the Canadian Lenders are parties to that certain Credit Agreement dated as of July 28, 2004, as amended by that certain First Amendment to Combined Credit Agreements dated as of September 21, 2004 ( as amended, the “Canadian Credit Agreement”, and together with the U.S. Credit Agreement, the “Combined Credit Agreements”), pursuant to which the Canadian Lenders agreed to make loans to and extensions of credit on behalf of the Canadian Borrower.

3. The parties to the Combined Credit Agreements intend to amend the Combined Credit Agreements as follows:

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

I. Amendments to U.S. Credit Agreement.

A. Subsection (n) of the definition of “Permitted Investments” contained in Section 1.1 of the U.S. Credit Agreement hereby is amended by deleting the reference to “U.S.$10,000,000” and replacing such reference with “U.S.$20,000,000”.

B. Subsection (p) of the definition of “Permitted Investments” contained in Section 1.1 of the U.S. Credit Agreement hereby is amended by deleting the reference to “U.S.$10,000,000” and replacing such reference with “U.S.$20,000,000”.

C. Section 2.7(d)(ii) of the U.S. Credit Agreement hereby is amended by deleting the phrase “; provided, however, that at no time prior to the first scheduled redetermination of the Global Borrowing Base following the Global Effective Date shall the Allocated Canadian Borrowing Base exceed U.S.$150,000,000”.

D. Section 2.7(d)(iv) of the U.S. Credit Agreement hereby is amended (i) by revising the first sentence thereof to read as follows:

“So long as no Default or Event of Default shall have occurred and be continuing, from time to time but in no event more than (i) four (4) times per Fiscal Year and (ii) once every thirty (30) days, upon at least five (5) Business Days prior written notice to the Global Administrative Agent, the Borrower may reallocate the Global Borrowing Base between the Allocated U.S. Borrowing Base and the Allocated Canadian Borrowing Base (a “Discretionary Borrowing Base Reallocation”).”

, and (ii) by deleting from the last sentence thereof the reference to “ten (10) Business Days” and replacing such reference with “five (5) Business Days”.

II. Amendments to Canadian Credit Agreement.

A. Section 2.7(d)(ii) of the Canadian Credit Agreement hereby is amended by deleting the phrase “; provided, however, that at no time prior to the first scheduled redetermination of the Global Borrowing Base following the Global Effective Date shall the Allocated Canadian Borrowing Base exceed U.S.$150,000,000”.

B. Section 2.7(d)(iv) of the Canadian Credit Agreement hereby is amended (i) by revising the first sentence thereof to read as follows:

“So long as no Default or Event of Default shall have occurred and be continuing, from time to time but in no event more than (i) four (4) times per Fiscal Year and (ii) once every thirty (30) days, upon at least five (5) Business Days prior written notice to the Global Administrative Agent, the Borrower may reallocate the Global Borrowing Base between the Allocated U.S. Borrowing Base and the Allocated Canadian Borrowing Base (a “Discretionary Borrowing Base Reallocation”).”

, and (ii) by deleting from the last sentence thereof the reference to “ten (10) Business Days” and replacing such reference with “five (5) Business Days”.

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III. Effectiveness. This Amendment shall become effective as of the date (the “Effective Date”) when the Global Administrative Agent shall have received:

A.	Counterparts hereof duly executed by the U.S. Borrower, the Canadian Borrower, the Global Administrative Agent, the Canadian Administrative Agent and the Combined Lenders (or, in the case of any party as to which an executed counterpart shall not have been received, telegraphic, telex, or other written confirmation from such party of execution of a counterpart hereof by such party); and

B.	An amendment fee for the account of each Combined Lender in the manner and amount agreed upon between U.S. Borrower and the Global Administrative Agent in that certain fee letter dated December 30, 2004 and (ii) such other fees otherwise agreed to in writing by the U.S. Borrower.

IV. Reaffirmation of Representations and Warranties. To induce the Combined Lenders and the Global Administrative Agent to enter into this Amendment, the U.S. Borrower and the Canadian Borrower hereby reaffirm, as of the date hereof, the following:

(i) The representations and warranties of each Loan Party (as such term is defined in the U.S. Credit Agreement and the Canadian Credit Agreement, collectively, the “Combined Loan Parties”) set forth in the Combined Loan Documents to which it is a party are true and correct on and as of the date hereof (or, if stated to have been made expressly as of an earlier date, were true and correct in all material respects as of such date).

(ii) Each of the Combined Loan Parties (a) is a corporation, partnership or limited liability company duly incorporated or organized (as applicable), validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, (b) has all corporate, partnership or limited liability company power (as applicable) and all material governmental licenses, authorizations, consents and approvals required to carry on its businesses as now conducted and as proposed to be conducted, and (c) is duly qualified to transact business as a foreign corporation, partnership or limited liability company in each jurisdiction where a failure to be so qualified would reasonably be expected to have a Material Adverse Effect.

(iii) The execution, delivery and performance of this Amendment and the other Combined Loan Documents by each Combined Loan Party (to the extent each Loan Party is a party to this Agreement and such Loan Documents) (a) are within such Loan Party’s corporate, partnership or limited liability company powers, (b) when executed will be duly authorized by all necessary corporate, partnership or limited liability company action, (c) require no action by or in respect of, or filing with, any Governmental Authority (other than (i) actions or filings pursuant to the Exchange Act and (ii) actions or filings that have been taken or made and are in full force and effect) and (d) do not contravene, or constitute a default under, any provision of applicable Governmental Rule (including, without limitation, Regulation U) or of the articles or certificate of incorporation, bylaws, regulations, partnership agreement or comparable charter documents of any Combined Loan Party or of any agreement, judgment, injunction, order, decree or other instrument binding upon any Combined Loan Party or result in the creation or imposition of any Lien on any Borrowing Base Property or Collateral other than the Liens securing the Combined Obligations.

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(iv) This Amendment and each other Combined Loan Document constitutes, or when executed and delivered will constitute, valid and binding obligations of each Combined Loan Party which is a party thereto, enforceable against each such Combined Loan Party which executes the same in accordance with its terms except as the enforceability thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium, or similar Governmental Rules affecting creditors’ rights generally, and (ii) equitable principles of general applicability (whether enforcement is sought by proceedings at law or in equity).

(v) Neither a Default nor an Event of Default has occurred or will exist under either Combined Credit Agreement after giving effect to the transactions contemplated by this Amendment or the other Combined Loan Documents. Neither the U.S. Borrower or any of its Subsidiaries nor the Canadian Borrower or any of its Subsidiaries is in default under, nor has any event or circumstance occurred which, but for the expiration of any applicable grace period or the giving of notice, or both, would constitute a default under, any Material Agreement to which the U.S. Borrower or any of its Subsidiaries or the Canadian Borrower or any of its Subsidiaries is a party or by which the U.S. Borrower or any of its Subsidiaries or the Canadian Borrower or any of its Subsidiaries is bound which default would reasonably be expected to have a Material Adverse Effect. The U.S. Borrower is in compliance with the financial covenants set forth in Article VI of the U.S. Credit Agreement.

(vi) No event or events have occurred since December 31, 2003 which individually or in the aggregate would reasonably be expected to have a Material Adverse Effect.

V. Defined Terms. Except as amended hereby, terms used herein when defined in the U.S. Credit Agreement shall have the same meanings herein unless the context otherwise requires.

VI. Reaffirmation of Combined Credit Agreements. This Amendment shall be deemed to be an amendment to the Combined Credit Agreements, and the Combined Credit Agreements, as amended hereby, are hereby ratified, approved and confirmed in each and every respect. All references to the Combined Credit Agreements herein and in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Combined Credit Agreements as amended hereby.

VII. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

NOTWITHSTANDING THE FOREGOING SENTENCE AND AFTER GIVING EFFECT TO THE TEXTUAL AMENDMENTS CONTAINED IN SECTIONS I AND II OF THIS AMENDMENT, (i) THE U.S. CREDIT AGREEMENT (AS AMENDED HEREBY) SHALL CONTINUE TO BE GOVERNED BY, AND CONSTRUED IN

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ACCORDANCE WITH, THE LAW SPECIFIED IN SECTION 10.9(a) OF THE U.S. CREDIT AGREEMENT, AND (ii) THE CANADIAN CREDIT AGREEMENT (AS AMENDED HEREBY) SHALL CONTINUE TO BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW SPECIFIED IN SECTION 10.9(a) OF THE CANADIAN CREDIT AGREEMENT.

VIII. Severability of Provisions. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

IX. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

X. Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

XI. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of an Issuing Bank that issues any Letter of Credit), except that neither the U.S. Borrower nor the Canadian Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Global Administrative Agent, each Issuing Bank and each Combined Lender (and any attempted assignment or transfer by either the U.S. Borrower or the Canadian Borrower without such consent shall be null and void).

XII. No Oral Agreements. THIS AMENDMENT, THE COMBINED CREDIT AGREEMENTS, AS AMENDED HEREBY, AND THE OTHER COMBINED LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[SIGNATURES BEGIN ON FOLLOWING PAGE]

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IN WITNESS WHEREOF, the U.S. Borrower, the Canadian Borrower, the undersigned Combined Lenders, the Global Administrative Agent, and the other “agents” under the Combined Credit Agreements have executed this Amendment as of the date first above written.

U.S. BORROWER

QUICKSILVER RESOURCES INC.

By:	/s/ MarLu Hiller
Name:	MarLu Hiller
Title:	Treasurer

CANADIAN BORROWER

MGV ENERGY INC.

By:	/s/ MarLu Hiller
Name:	MarLu Hiller
Title:	Treasurer

AGENTS AND COMBINED LENDERS

JPMORGAN CHASE BANK, N.A. (successor by merger to Bank One, N.A.), as Global Administrative Agent and as a U.S. Lender

By:	/s/ J. Scott Fowler
Name:	J. Scott Fowler
Title:	Vice President

BNP PARIBAS, as a Co-Global Syndication Agent and as a U.S. Lender

By:	/s/ Brian M. Malone
Name:	Brian M. Malone
Title:	Managing Director

By:	/s/ Betsy Jocher
Name:	Betsy Jocher
Title:	Vice President

BANK OF AMERICA, N.A., as a Co-Global Syndication Agent and as a U.S. Lender

By:	/s/ Ronald E. McKaig
Name:	Ronald E. McKaig
Title:	Senior Vice President

FORTIS CAPITAL CORP., as the Co-Global Documentation Agent and as a U.S. Lender

By:	/s/ Christopher S. Parada
Name:	Christopher S. Parada
Title:	Vice President

By:	/s/ Darrell Holley
Name:	Darrell Holley
Title:	Managing Director

THE BANK OF NOVA SCOTIA, as a Co-Global Documentation Agent and as a U.S. Lender

By:	/s/ N. Bell
Name:	N. Bell
Title:	Senior Manager

COMERICA BANK, as a U.S. Lender

By:	/s/ Michele L. Jones
Name:	Michele L. Jones
Title:	Senior Vice President - Texas Division

THE ROYAL BANK OF SCOTLAND PLC, as a U.S. Lender

By:	/s/ Charles Zabriskie
Name:	Charles Zabriskie
Title:	Managing Director

CALYON NEW YORK BRANCH, as a U.S. Lender

By:	/s/ Philippe Soustra
Name:	Phillippe Soustra
Title:	Executive Vice President

By:	/s/ Pierre Debray
Name:	Pierre Debray
Title:	Managing Director

CIBC INC., as a U.S. Lender

By:	/s/ John P. Burke
Name:	John P. Burke
Title:	Executive Director
CIBC World Markets Corp., as Agent

COMPASS BANK, as a U.S. Lender

By:	/s/ Murray E. Brasseux
Name:	Murray E. Brasseux
Title:	Senior Vice President

STERLING BANK, as a U.S. Lender

By:	/s/ Melissa Bauman
Name:	Melissa Bauman
Title:	Senior Vice President

TORONTO DOMINION (TEXAS) LLC (as successor in interest to Toronto Dominion (Texas), Inc.), as a U.S. Lender

By:	/s/ Neva Nesbitt
Name:	Neva Nesbitt
Title:	Authorized Agent

HARRIS NESBITT FINANCING, INC., as a U.S. Lender

By:	/s/ James V. Ducote
Name:	James V. Ducote
Title:	Vice President

SOCIETE GENERALE, as a U.S. Lender

By:	/s/ Stephen W. Warfel
Name:	Stephen W. Warfel
Title:	Vice President

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, (successor by merger to Bank One, N.A., Canada Branch), as Canadian Administrative Agent and as a Canadian Lender

By:	/s/ J. Scott Fowler
Name:	J. Scott Fowler
Title:	Vice President

BNP PARIBAS (CANADA), as a Canadian Lender

By:	/s/ Michael Gosselin
Name:	Michael Gosselin
Title:	Managing Director

By:	/s/ Edward Pak
Name:	Edward Pak
Title:	Assistant Vice President

BANK OF AMERICA, N.A. (by its Canada branch), as a Canadian Lender

By:	/s/ Medina Sales De Andrade
Name:	Medina Sales De Andrade
Title:	Assistant Vice President

THE BANK OF NOVA SCOTIA, as a Canadian Lender

By:	/s/ Brian Williamson
Name:	Brian Williamson
Title:	Director

COMERICA BANK, CANADA BRANCH, as a Canadian Lender

By:	/s/ Robert C. Roseri
Name:	Robert C. Roseri
Title:	Vice President

CANADIAN IMPERIAL BANK OF COMMERCE, as a Canadian Lender

By:	/s/ John P. Burke
Name:	John P. Burke
Title:	Executive Director
CIBC World Markets Corp., As Agent

TORONTO DOMINION BANK, as a Canadian Lender

By:	/s/ Parin Kanji
Name:	Parin Kanji
Title:	Assistant Manager
Corporate Credit Compliance

BANK OF MONTREAL, as a Canadian Lender

By:	/s/ James V. Ducote
Name:	James V. Ducote
Title:	Director

SOCIETE GENERALE (CANADA), as a Canadian Lender

By:	/s/ Cynthia Hansen
Name:	Cynthia Hansen
Title:	Managing Director
Head of Corporate Credit Group

By:	/s/ Francois Laliberte
Name:	Francois Laliberte
Title:	Deputy Head of Corporate Credit Group

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